Exhibit 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Interactive Multi-Media Auction Corporation (the “Company”) on Form 10-Q for the three months ended July 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Julius Cesar Legayo De Vera, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

September 16, 2016

/s/JULIUS CESAR LEGAYO DE VERA/s/
Julius Cesar Legayo De Vera
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)